UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          March 11, 2005

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Center 400 North Roxbury Drive, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 888-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement.

This Form 8-K is to describe ordinary course executive officer compensation actions taken by the Compensation, Nominating & Governance Committee (CN&G Committee) of the Board of Directors of City National Corporation (the “Company”) effective March 11, 2005, with respect to the executive officers who will be the “named executive officers” for purposes of the Company’s proxy statement for the 2005 annual stockholders meeting, as described below:

•                  The CN&G Committee increased the base salaries of the named executive officers for 2005 as follows:

Name	2005 Base Salary

Russell Goldsmith	$978,528
Vice Chairman and Chief Executive Officer, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank
George H. Benter, Jr.	$525,000
President, City National Corporation; President and Chief Operating Officer, City National Bank
Christopher J. Carey	$436,688
Executive Vice President and Chief Financial Officer, City National Corporation and City National Bank
Jan R. Cloyde	$425,000
Executive Vice President, City National Corporation; Executive Vice President and Manager, Banking Services, City National Bank
Christopher J. Warmuth	$380,363
Executive Vice President and Chief Credit Officer, City National Bank

•     The CN&G Committee approved bonus payments pursuant to the terms of the Executive Management Bonus Plan for plan year 2004 to be paid in March 2005 for the following named executive officers:  Mr. George H. Benter, Jr., $325,031, Mr. Christopher J. Carey, $155,650(1), Ms. Jan Cloyde, $268,690 and Mr. Christopher J. Warmuth, $226,525.  The CN&G Committee approved a bonus payment to Mr. Russell Goldsmith pursuant to the terms of the Amended and Restated 1999 Variable Bonus Plan in the amount of $1,157,004 to be paid in March 2005.

(1)  Chris Carey commenced employment with the Company in July 2004.

Pursuant to the terms of the Amended and Restated 2002 Omnibus Plan, the CN&G Committee approved the following equity awards:

Name	Stock Option Grants ($68.98 exercise price/share)	Restricted Shares/Restricted Share Unit Grants (#)

Russell Goldsmith	42,000	11,500 units
Vice Chairman and Chief Executive Officer, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank
Christopher J. Carey	15,000	4,000 units
Executive Vice President and Chief Financial Officer, City National Corporation and City National Bank
Jan R. Cloyde	12,500	3,125 units
Executive Vice President, City National Corporation; Executive Vice President and Manager, Banking Services, City National Bank
Christopher J. Warmuth	8,000	2,000 shares
Executive Vice President and Chief Credit Officer, City National Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

March 17, 2005	/s/ Christopher J. Carey
Christopher J. Carey
Executive V.P. and Chief Financial Officer
(Authorized Officer and Principal Financial Officer)